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INFORMATION REQUIRED IN PROXY STATEMENT
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 ☐          Soliciting Material Under Rule 14a-12

CONSOLIDATED-TOMOKA LAND CO.
(Name of Registrant as Specified in Its Charter)

WINTERGREEN ADVISERS, LLC WINTERGREEN PARTNERS FUND, LP WINTERGREEN PARTNERS OFFSHORE MASTER FUND, LTD. WINTERGREEN ADVISERS, LLC DAVID J. WINTERS ELIZABETH N. COHERNOUR EVAN H. HO EDWARD W. POLLOCK
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On April 12, 2017, Liz Cohernour was interviewed on WELE-AM 1380 radio.  A written transcript of the interview is attached hereto.

4/12/17 Interview with Big John

0:00:00.520,0:00:03.680
All right. Let's take a phone call.
Hi, we are in the big house.

0:00:05.010,0:00:08.160
Hi, Big John.
It's Liz Cohernour calling.

0:00:08.333,0:00:10.867
Hey, Liz, I'm going to just call you
Liz Wintergreen

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'cause you got a hard name.

0:00:12.367,0:00:14.167
I certainly do.

0:00:14.233,0:00:16.967
Yeah. So you work
for Wintergreen, right?

0:00:17.433,0:00:19.367
-Yes, I do.
-Something like that.

0:00:19.433,0:00:21.800
-Yeah.
-So we have to tell that,

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I wanna warn you,

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I talked to your boss, Steve,
and he said you'll be cool, so...

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All right. Anyway,

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we have Republican eavesdroppers.

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-Okay?
-So we can't use big words

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on the radio.

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-Okay?
-I'll be right at home.

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All right. So, Liz works

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for this guy, Bill Winters,
and Wintergreen and this whole thing.

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And you all know, 27% or there,

0:00:49.400,0:00:52.600
close to that, of CTO or CTL,

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Consolidated Tomoka
Land Company of stock.

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Right.

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And you and Winters don't think
that AllBright, who we can't stand.

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And Patten, who we can't stand.

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You know neither one of them
live in our town.

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I heard that. That they
accepted the jobs,

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but they didn't move to Daytona.

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Yeah, they live in Winter Park
with the rich people,

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something like that, 'cause they're
snobs and they don't live with us.

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You know, we used to have
a guy, Bob Allen,

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he was terrific. And I guess
we got spoiled by him.

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And we expect everybody that runs
Consolidated Tomoka to be a Bob Allen.

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And that, these guys are like
recovering bankers or something.

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Oh, yeah... That were there.

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So you guys up there,
Wintergreen in New Jersey,

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you think that you could
put together a better plan

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for stockholders
of Consolidated Tomoka Land.

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-Absolutely.
-Tell us a little bit about your plan.

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Sure, Well,

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first of all,

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our plan is to come in
with four experienced directors.

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In that, backgrounds
that will be helpful to the company.

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So David Winter's my business partner
and he has been an analyst

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for 30 years.

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A portfolio manager, he's done
lot of real estate transactions. And,

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I... A lawyer by training,

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but please don't hold that
against me...

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No, we'd like worse, we just got a guy
in the internal big city commission

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who's a lawyer and he didn't like
that the money was running,

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'cause some rich people supported him.

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But he's supporting poor people's
stuff and we really liked him.

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We honestly believe in doing
what it is that we think is right.

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And what we think is right
is to be looking out

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for the interest of all shareholders.

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And to put shareholder interest
ahead of management's.

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And so...

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The board of directors worked
for the owners of the company

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and that's exactly what it is
that we believe we should be doing.

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Our other two director candidates
are Eddie Polec,

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and... Who's got real estate
and industrial background

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and he's actually
gone through Daytona.

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He spent a lot of time there,
he might look familiar to you

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when you see him
at the annual meeting.

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-Okay.
-He's been there and actually

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done an appraisal of each
of the pieces of property

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that CTO owns in Volusia County.

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So he's very familiar with that.

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And Evan Ho is a guy who's really good

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with credit risks
and the 1041 portfolio.

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Is he a Chinese person?

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He is indeed.

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Let me tell you, our Shores Resort
and Spa, our fanciest joint in town.

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Just got bought up
by some Chinese people.

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I mean, our world's changing.

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Oh, you know
and Evan worked for a number of years

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in Hong Kong and China
in his early career

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doing work with real estate
and other projects.

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-Yeah.
-And he has some very good connections

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with people from that part
of the world

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who are interested in expanding

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their business and their activities
to include Florida.

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So Evan has very good connections

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to make them aware of Daytona.

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They know of Miami
and they know of Orlando, but

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I don't think that
there's been a lot of

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investment like that.

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Although, you mentioned,
you're one best spa. That's terrific.

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Well, it's the Shores Resort and Spa,
it's like a hotel.

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-Yes, I...
-But they call it

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resort spa, it's for rich people.

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No, I was there this morning

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and they don't want me to park

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on the same side of the street
while I got a little electric car,

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so I go around the barricades.

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And so, I hate to go there.

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So somebody thinks that
I thought were wrong.

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I couldn't even get
clean park or local...

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A guitar playing rider.

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He'd rather be playing guitar
than riding.

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To write about AllBright selling
the stock. I didn't understand that.

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You know, it's...

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We didn't understand it either.

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And he was selling a stock
at a very fast clip,

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which is something that SEC requires

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executives from listed companies
to report

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their buying and selling
of their own corporate stock.

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And IFS is the biggest

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consulting firm that advises people
how to vote their proxy stock.

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And one of the things
they don't like is

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people who leverage
their own corporate stock.

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And AllBright had borrowed
against his own stock.

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And...

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he said on a recorded conference call,

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for where he was announcing
quarterly earnings,

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that he was selling the stock

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because he had to get
his leverage down.

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And to meet the IFS requirements.

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So it was...

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If it was Friday, you were pretty much
gonna be seeing

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a form saying AllBright
had sold more stock.

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And he has sold a lot.

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About how much... That...

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The one that I tried to get
Clayton Park to write about,

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was 17,500 shares, I think.

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Would we have collected based on

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the CTO public filings that they make?

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Is that, he sold about 58,000 shares

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of his own stock.

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Yeah, and he gets them

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at a cheaper price or something?

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Often they have different bonus awards

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and so... Yes, they can...

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They're all structured differently

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and frequently they are acquired
at less than

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the price that you or I
would pay for the stock.

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Some of it dusts over time,
so he has to wait

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for the stock to get
to a certain price.

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So, it is...

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The actual ownership that he has
in the company that he could

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sell right now if he wanted to,
because it truly belongs to him,

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is relatively small.
I don't know the exact number.

0:07:04.933,0:07:07.567
I think somewhere
around 28,000 shares.

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Okay.

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And if he sold 58,000
in the last year,

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that gives you a clue
to his confidence in the company.

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Right. So it seems like

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it's just sort of a hobby to him
or something, I don't know.

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And...

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Then Hyatt Brown,
you know who that is?

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-I do indeed. He's that...
-So.

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-...big insurance broker.
-Yeah.

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So I got shares in CTO, I got

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shares in Brown and Brown and ISC.

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And I'm mad at ISC because I missed

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their annual meeting today
'cause they didn't

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publish a little thing about it.

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And I don't...
They know annual meetings

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aren't gonna be
like Consolidated Tomoka.

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You're probably gonna have
a sold-out house.

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Good. I look forward
to seeing investors.

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We've heard from a lot of them who are
very supportive of what we're doing.

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And...

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many of them
we've met with over the years.

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I know I have seen you at many
of those shareholder meetings.

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All right, I would love to go
just to try to antagonize

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AllBright and Bob Patten.

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Because they are snobs.

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Well, let me tell...

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...get some information
for all investors, but...

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Well, let me tell you, I have
a couple of friends that work there.

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They are not that important.
They are not like these two guys.

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Well, they still have jobs

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because I have to be able
to tell them that.

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I think that it's very important for

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the people who work at CTO

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to have jobs, and to have
interesting jobs where they're able to

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take full advantage of their skills
and talents and to move forward.

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So it is not our plan to go in
and fire people at all.

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Okay.

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I highly suspect that
we're gonna be getting to know

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some really good, qualified,
hardworking people.

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And...

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it's been our experience in the past

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that we've met some of the

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people who don't have
the big titles there,

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who we've been very impressed by.

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And I think there's only
about 12 people work there.

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-So am I close on that or...
-Yes.

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Really small.

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It is small.

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A lot of their...

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real land sales work is outsourced
to the brokers.

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And...

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a company with this kind
of assets and portfolio,

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it should be relatively
small number of people.

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So this guy, Ho, took a look
at the properties they got.

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Can you... I don't know if you
are able to do this or not.

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But they did a Trader Joe's thing,

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we're not supposed
to call Trader Joe's,

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then they did the Tanger thing.

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And then they did
the Margaritaville thing.

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-Right?
-Right.

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Did you guys think
they were good, bad or

0:10:02.533,0:10:04.300
-anything common...
-Well,

0:10:04.367,0:10:05.933
I would say that

0:10:06.333,0:10:08.933
real estate very much goes in cycle.

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We all know that, if we are trying
to be buying or selling a house.

0:10:12.567,0:10:16.967
And Daytona, a few years ago,
like most other countries,

0:10:17.033,0:10:19.200
the real estate market
was in the doldrums.

0:10:19.667,0:10:25.070
And now it's really looking
pretty good. This is the time,

0:10:25.200,0:10:28.233
in a real estate cycle,
to be making sales.

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And so I think that's good.

0:10:31.610,0:10:35.640
Tanger outlets are probably
an asset for people who want

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quality, reasonably priced items,

0:10:39.900,0:10:42.267
good access to I-95 right there.

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I have to tell ya,
I think it's a rip off.

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-Is it?
-Yeah, I'm not a fashion plague.

0:10:47.467,0:10:49.533
You probably don't remember
why we're calling.

0:10:49.600,0:10:53.767
So... But I sure do upscale
street person attire.

0:10:53.967,0:10:58.067
And I'm known
for my mismatched plaids.

0:10:58.133,0:10:59.900
Because that's my fashion statement.

0:10:59.967,0:11:02.167
-I do remember you wearing plaids.
-Yeah?

0:11:02.280,0:11:05.750
So I wear Crocs
'cause they're really comfortable.

0:11:06.067,0:11:08.233
And so I went to the Croc outlet,

0:11:08.300,0:11:09.700
-right?
-Right.

0:11:09.767,0:11:12.700
They wanted $33 for a pair of Crocs.

0:11:13.180,0:11:16.050
And I could go to Marshall's
and get it for 17.

0:11:16.630,0:11:18.720
So I thought, that's not too good.

0:11:18.990,0:11:21.030
Now that sounds pricey.

0:11:21.100,0:11:24.300
The last time I was
at the Tanger outlet mall,

0:11:24.367,0:11:27.500
it was shortly
after they had opened and

0:11:27.633,0:11:30.667
there was a lot of space
that was left available to be rented.

0:11:30.733,0:11:35.530
Right. But do you think they sold it
for the right amount of money or...

0:11:35.733,0:11:38.633
Do you have any comment
on the business deal?

0:11:39.067,0:11:43.633
Rather than comment
on the specific one, if I were

0:11:43.700,0:11:47.433
to make a couple of general comments
about their land transactions.

0:11:47.833,0:11:49.033
And that is,

0:11:49.560,0:11:51.140
they seem to

0:11:51.500,0:11:54.333
announce contracts
for land at one price

0:11:54.580,0:11:57.400
and to close them
at a much lower price.

0:11:57.740,0:11:58.890
And that is

0:11:59.000,0:12:02.267
their routine MO and...

0:12:03.133,0:12:06.267
If I sell my house
and I get a contract on it,

0:12:06.333,0:12:09.000
I'm not likely to be changing
the price of the day of the closing.

0:12:09.167,0:12:11.900
Right. How about
the Margaritaville deal?

0:12:11.967,0:12:13.500
Did you look at that at all?

0:12:14.267,0:12:16.833
We saw the Margaritaville deal.

0:12:17.300,0:12:19.833
I understand that there
are a number of baby boomers

0:12:19.900,0:12:23.533
who are interested
in moving to Florida.

0:12:24.900,0:12:28.000
And certainly Daytona should be
an attractive destination.

0:12:29.200,0:12:33.000
This is, as I understand it,
the first one in sort of a series

0:12:33.067,0:12:35.100
of Margaritaville type

0:12:35.640,0:12:36.970
investment.

0:12:38.033,0:12:41.400
I don't know, what do you guys think
of it there? You're much closer to it.

0:12:41.467,0:12:43.733
Well, I haven't done
my homework on it yet.

0:12:43.800,0:12:45.733
But my initial

0:12:46.633,0:12:49.967
fears are they will not pay
school impact fees,

0:12:50.267,0:12:52.400
because it'll be
55 and over community.

0:12:52.970,0:12:57.590
And I'm not sure about the rest
of the school taxes, so

0:12:57.900,0:13:02.700
I need to do more homework before
I could comment. But on Trader Joe's,

0:13:03.800,0:13:06.333
the taxpayers
in the city of Daytona Beach

0:13:06.400,0:13:08.233
and the County of Volusia
happen to have,

0:13:09.200,0:13:12.200
put up 4.5 million bucks.

0:13:12.867,0:13:15.233
And... No, time out.

0:13:15.667,0:13:18.500
They put up, I'm sorry,
five million bucks. Five million.

0:13:19.600,0:13:23.100
Two point five for city of Daytona,
two point five from the County.

0:13:23.967,0:13:26.967
Bob Allen ran that place for

0:13:27.700,0:13:31.033
fifteen years, maybe 20 years,
I'm not sure, a really long time.

0:13:31.533,0:13:35.600
And he only came to us one time
for money, that was 375,

0:13:35.667,0:13:37.900
three hundred and seventy five
thousand from the County,

0:13:37.967,0:13:40.933
three seventy five from the city,
for the tennis center,

0:13:41.240,0:13:46.120
which of course now is empty
because USA tennis moved to

0:13:46.630,0:13:48.667
Lake Nona in Orlando.

0:13:49.533,0:13:51.933
So that will be
a little bit of a burden.

0:13:52.733,0:13:56.833
And that's the only time
he asked for money

0:13:56.900,0:14:00.033
so AllBright... Of course,
AllBright says it wasn't for him.

0:14:00.340,0:14:04.200
These companies don't...
I don't think they...

0:14:04.333,0:14:06.867
I think AllBright said, "You can
get the money from the County."

0:14:06.933,0:14:09.300
Then he called the County probably
and said, "Hey,

0:14:09.367,0:14:10.967
we can get him if you do this."

0:14:11.233,0:14:14.533
Rather than him doing it
as a private businessman.

0:14:14.833,0:14:17.133
And then he did the same thing
with Tanger

0:14:17.200,0:14:21.100
but we only spent 2.25 and 2.25, 4.5.

0:14:21.340,0:14:24.890
So total outright taxpayer money,
9.5 million.

0:14:26.380,0:14:29.820
That's almost unheard of except for

0:14:30.050,0:14:34.600
one Daytona which just had
a similar deal but for more money.

0:14:34.920,0:14:39.340
But this bit about hitting
the taxpayers on private stuff

0:14:40.120,0:14:41.600
doesn't sit with me properly.

0:14:42.800,0:14:46.133
No, I can understand that. It's...

0:14:48.633,0:14:53.167
Taxpayers don't like
paying the bills for somebody else.

0:14:53.233,0:14:55.200
-Right.
-Who's new and coming into town...

0:14:55.320,0:14:58.300
Tanger must be a billionaire.
Did you ever meet Tanger?

0:14:58.700,0:14:59.933
I did not.

0:15:00.000,0:15:03.633
Yeah, so he had a big fancy thing
for the ground-breaking.

0:15:04.160,0:15:09.030
But then, his grand opening
was for 4,000. Everybody's and...

0:15:09.340,0:15:11.240
It was special.

0:15:11.467,0:15:13.533
But he's got this tall,
blond girlfriend,

0:15:13.600,0:15:15.440
but I went up to him
and I said, "Man, Tanger,

0:15:16.120,0:15:19.900
if I had to pick a rich person
out of the crowd, you would be it."

0:15:20.133,0:15:24.333
Because he just had that
really rich look.

0:15:24.967,0:15:27.100
-So was he flattered?
-I don't know.

0:15:28.033,0:15:30.300
No, I'll probably never see him again.

0:15:30.600,0:15:32.867
But...

0:15:33.800,0:15:35.467
See this Margaritaville.

0:15:36.220,0:15:38.380
Our roads aren't ready
for Margaritaville.

0:15:38.460,0:15:40.567
Our roads aren't ready for Tanger,
for that matter.

0:15:41.067,0:15:45.567
And we still had to give him
9.5 million on top of that.

0:15:45.633,0:15:47.400
-So...
-That's a lot of money.

0:15:47.470,0:15:49.300
Yeah, so I'm a little...

0:15:49.533,0:15:52.133
So I'm worried about the next project.

0:15:52.200,0:15:54.500
The next project I think is of Sam's.

0:15:54.880,0:15:59.633
And then Northern American
Development something...

0:16:00.000,0:16:03.567
is gonna put a whole bunch of stuff
but we don't know what it is yet,

0:16:03.633,0:16:05.867
so, we're still finding out.

0:16:06.333,0:16:09.667
Yeah, no, it's...
One of the challenges is

0:16:10.967,0:16:13.967
getting so much of the information,
so piecemeal.

0:16:14.100,0:16:16.467
-Right.
-That it's difficult.

0:16:17.340,0:16:19.820
The Wintergreen team

0:16:20.967,0:16:24.767
of director candidates is very much
in favor of improved disclosure.

0:16:25.990,0:16:29.060
And having people really be able
to understand more,

0:16:29.200,0:16:31.300
what's going on
and what the motives are.

0:16:31.367,0:16:35.200
And our motives are to raise
the share price and to help Daytona.

0:16:35.267,0:16:39.200
You've a whole bunch
of Hyatt coming out.

0:16:39.267,0:16:43.633
He had 10,000 shares, which I thought
that wasn't a huge amount, but...

0:16:44.767,0:16:46.333
Because Hyatt's got a lot of money.

0:16:46.667,0:16:47.667
Right.

0:16:48.133,0:16:50.967
But where are the shares located?

0:16:51.033,0:16:54.767
Are they local people or they're
all over the country, or what?

0:16:55.867,0:16:58.567
The shares in CTL
are all over the country.

0:16:58.633,0:17:01.400
I'll tell you, it didn't surprise me
for how your branches come out

0:17:01.467,0:17:03.133
in favor of the existing management.

0:17:03.200,0:17:06.167
He's been selling them insurance
and collecting premiums

0:17:06.900,0:17:08.500
for very long time.

0:17:08.567,0:17:10.433
Well, that's his modus operandi.

0:17:11.733,0:17:16.433
He's always in favor of a place
that will buy him insurance policies.

0:17:16.500,0:17:19.333
Yep. And they've been
doing that for decades.

0:17:19.400,0:17:20.400
Yeah.

0:17:20.467,0:17:23.467
So do you have a shot

0:17:23.967,0:17:26.133
at takeover or what do you think?

0:17:26.200,0:17:29.467
I think that we have
a very big shot at it.

0:17:29.590,0:17:34.000
And we've heard from shareholders
from across the country,

0:17:34.833,0:17:38.700
who are very pleased that we are
stepping up and stepping forward

0:17:38.950,0:17:41.480
to do what has to be done.
It's really...

0:17:42.200,0:17:45.933
They need to have a board
that stands up for shareholder

0:17:46.470,0:17:51.120
interest for the good of the company.
And who

0:17:51.560,0:17:53.560
looks out for and stands up

0:17:53.933,0:17:57.600
against a management team
that seems to be focused on itself.

0:17:59.100,0:18:02.300
And our objective is really for

0:18:02.680,0:18:06.250
CTL employees to be treated fairly.
For them to be

0:18:07.333,0:18:11.760
paid and bonused reasonably
for their criteria to make sense,

0:18:12.833,0:18:15.100
for the company
to have better disclosure

0:18:15.420,0:18:17.650
for it to have higher quality 1031,

0:18:17.780,0:18:19.710
which is their investment portfolio.

0:18:20.040,0:18:21.200
And...

0:18:21.450,0:18:24.420
for the real estate transactions
that are going on

0:18:24.567,0:18:27.100
in Daytona and Volusia County
to make sense

0:18:27.167,0:18:29.733
and for people to understand
and know what's going on.

0:18:29.867,0:18:32.167
Well, if you guys
had been running the CTL,

0:18:32.233,0:18:34.533
do you think you would've made
the same deals or not?

0:18:35.400,0:18:38.600
I think we would have made
some very different deals.

0:18:39.667,0:18:40.667
Okay.

0:18:40.733,0:18:43.367
So it's Mr. Money,

0:18:44.167,0:18:47.200
he tells me what to do.
Not like I forgot having shares.

0:18:47.267,0:18:49.367
He told me how many shares
I had, but I forgot.

0:18:50.333,0:18:51.433
And...

0:18:51.633,0:18:53.433
so he said it's a small tapper.

0:18:53.500,0:18:56.900
So it's 200 and something million
dollars or something like that.

0:18:56.967,0:19:00.367
It is right around
a 300 million dollar company, yeah.

0:19:00.600,0:19:02.333
So that's pretty small, right?

0:19:02.400,0:19:03.800
It is pretty small.

0:19:03.867,0:19:05.000
Yeah.

0:19:05.090,0:19:09.240
And so every vote matters
and we are on the Green card.

0:19:09.540,0:19:12.030
Right. And you sent me
one of those things.

0:19:12.520,0:19:15.120
-A proxy or something, right?
-Yes, we did indeed.

0:19:15.230,0:19:17.733
Now we should tell people
when the meeting is.

0:19:18.433,0:19:21.600
The meeting is actually
on my birthday, April 26th.

0:19:21.870,0:19:23.030
Okay.

0:19:23.900,0:19:27.067
So now, Mr. Money,
I'm going to bring my...

0:19:27.240,0:19:29.000
There it is, right in the book,
two o' clock.

0:19:29.267,0:19:32.567
LPGA Clubhouse.
Where it always is. Right?

0:19:32.640,0:19:33.730
Yeah, absolutely, yes.

0:19:33.800,0:19:36.460
Yeah, and so...

0:19:37.833,0:19:39.967
So I'm going to bring
my Green thing with me

0:19:40.033,0:19:41.700
and you can help me fill it out.

0:19:42.167,0:19:43.900
Absolutely be glad to do that.

0:19:43.967,0:19:46.633
Okay, 'cause I didn't have it
last time and I couldn't vote.

0:19:47.600,0:19:51.133
There were a few people
who had that issue last year.

0:19:51.667,0:19:56.170
And thankfully, the proposals that
we supported, went through anyway.

0:19:56.430,0:19:58.970
And so shareholders were not deluded

0:19:59.967,0:20:02.433
and the say on pay
didn't go through and...

0:20:02.930,0:20:06.733
So there are some big topics
on the agenda this time

0:20:06.800,0:20:11.580
and we really hope that shareholders
support us. Both the Green card

0:20:11.940,0:20:15.860
and that we can make a real difference
in CTO that will help

0:20:16.067,0:20:17.967
the company and Daytona very much.

0:20:18.033,0:20:19.700
All right, so you're
in a different world.

0:20:19.767,0:20:21.533
I gotta push a button,
but don't go anywhere.

0:20:21.600,0:20:24.533
The big talker, WELE, Ormond Beach.

0:20:24.600,0:20:25.967
At the MFCC.

0:20:27.033,0:20:30.467
Let's see here. So you're
in a different world from me

0:20:30.533,0:20:33.033
and maybe some of the people
that are listening, I don't know.

0:20:33.550,0:20:36.220
But so...

0:20:36.400,0:20:38.333
Is this what Wintergreen does,

0:20:38.400,0:20:41.300
goes around and takes over companies?
What do you do?

0:20:41.833,0:20:44.800
No, this is actually unusual for us.

0:20:45.167,0:20:49.067
Although, David Winters and I
started working together

0:20:49.133,0:20:52.833
about 30 years ago and Eddie and Evan,
the other two candidates,

0:20:52.910,0:20:55.267
we worked with them for over a decade.

0:20:56.430,0:20:58.850
We have a US mutual fund

0:20:59.330,0:21:02.350
We're global value investors.
We look for bargains.

0:21:03.267,0:21:06.333
We like companies
with good management, low risk,

0:21:06.700,0:21:08.280
and we treat people fairly.

0:21:08.733,0:21:10.510
Let them know what's going on.

0:21:10.600,0:21:14.460
So that's our primary concern
and along the way,

0:21:15.433,0:21:18.220
when we run into a company that is

0:21:19.233,0:21:22.100
not behaving as we believe they should

0:21:22.167,0:21:24.367
and we speak up
and engage with management,

0:21:25.167,0:21:27.240
normally it's done in a pleasant

0:21:28.033,0:21:30.033
way, where we express our opinion

0:21:30.100,0:21:32.267
and often management
makes some changes

0:21:32.667,0:21:34.100
to meet shareholder needs.

0:21:34.167,0:21:36.400
We're not looking for special deals
for ourselves.

0:21:36.460,0:21:40.160
We just want all shareholders,
all investors, to be treated fairly.

0:21:40.767,0:21:42.567
It's often their retirement money.

0:21:43.433,0:21:46.533
And people are off living their
own lives, working their own jobs.

0:21:46.800,0:21:49.300
They need somebody to look out
for their interests

0:21:49.420,0:21:51.390
and that's really what we do.

0:21:51.740,0:21:55.700
And we have had real estate
experience. We've worked on

0:21:56.220,0:21:59.233
Florida east coast, Canadian company

0:21:59.950,0:22:02.270
called Pacific Forester made
some big changes.

0:22:02.540,0:22:04.880
David was very active in Weyerhaeuser.

0:22:05.150,0:22:07.480
So we've done a number of companies

0:22:07.830,0:22:10.710
and we step in like this
where it's necessary.

0:22:10.900,0:22:12.940
Last time we stepped in was

0:22:13.020,0:22:15.640
a small company,
you probably heard of Coca Cola.

0:22:15.767,0:22:16.767
Yeah.

0:22:17.150,0:22:19.980
And, a few years ago, Coca Cola

0:22:21.000,0:22:23.267
was trying to get

0:22:23.467,0:22:25.233
what we call "The Big Grab,"

0:22:25.767,0:22:28.410
which was a huge bonus plan

0:22:28.580,0:22:32.200
approved for their
very tippy-top shareholders.

0:22:32.470,0:22:35.330
And we took exception to it

0:22:35.630,0:22:37.010
and...

0:22:37.520,0:22:38.890
in the end, although the

0:22:39.010,0:22:43.110
plan was approved by investors...
because of our work

0:22:43.210,0:22:46.580
and other shareholders who joined
in the objection with us.

0:22:46.930,0:22:49.390
Coca Cola had to alter
their guidelines

0:22:49.750,0:22:52.900
so that the top management
was not paid,

0:22:53.733,0:22:58.880
the approximately, 28 billion dollars
extra that they wanted, so...

0:22:59.740,0:23:03.070
It's part of our norm to stand up
for shareholder rights

0:23:03.140,0:23:06.830
and to work for better disclosure
and equal treatment.

0:23:07.170,0:23:10.500
Well, when you say
a lot of people got the stock

0:23:10.810,0:23:12.620
for retirement, well,

0:23:13.410,0:23:16.400
that's not my case, but I...

0:23:19.167,0:23:21.780
have to know what else to do
with the money and

0:23:21.867,0:23:23.933
Mr. Money does a good job with it,

0:23:24.000,0:23:26.533
so better than anywhere else,
that's for sure.

0:23:26.733,0:23:32.067
So... But this AllBright
and Bob Patten,

0:23:32.467,0:23:38.100
they are so detached, they don't seem
like they have that philosophy.

0:23:39.833,0:23:44.233
I think that CTL, in general, has been

0:23:44.650,0:23:47.240
run for the benefit
of the management team

0:23:48.167,0:23:50.600
over the last couple years especially.

0:23:50.667,0:23:53.933
-And we take exception to that.
-Right.

0:23:54.510,0:24:01.250
Well, the meeting's on your birthday
on the 26th and it's at 2:00 pm.

0:24:01.660,0:24:07.570
And it's at the LPGA Clubhouse,
so I will be there.

0:24:08.500,0:24:11.930
Anything else you'd like to tell us
about whether we should go Green?

0:24:12.700,0:24:15.970
I thank you for the interview
and the opportunity

0:24:16.067,0:24:19.760
to chat with you Big John. It's been
a pleasure. And I believe that

0:24:20.967,0:24:23.767
Wintergreen is the way for CTO

0:24:23.833,0:24:26.967
to get out of the quagmire
that it's in, and to move forward.

0:24:27.290,0:24:31.900
Okay. So we might lose
AllBright and Bob Patten,

0:24:32.567,0:24:35.867
but we probably won't lose
anybody else or not many other people.

0:24:35.933,0:24:40.230
It would... Our plan
is to give everybody a fair shot.

0:24:40.860,0:24:42.133
And...

0:24:42.600,0:24:47.500
with proper direction, a lot of people
can behave and do a lot better than

0:24:47.567,0:24:50.167
they have done in the past
when left to their own devices.

0:24:50.570,0:24:54.930
So I think we really do need
some management here. And if

0:24:55.733,0:24:58.267
there are a couple of employees
who leave,

0:24:58.933,0:25:02.400
there are other
very well qualified people

0:25:02.467,0:25:04.260
who are happy to step into the roles

0:25:04.333,0:25:08.600
and in the case of those gentlemen,
I'm certain that they would be

0:25:09.200,0:25:11.400
working hard for a lot less money.

0:25:11.533,0:25:18.367
Well, our median pay
in Volusia County circa 34-35 thou.

0:25:19.333,0:25:23.733
So I'm sure that all the jobs there
pay far more than that.

0:25:23.800,0:25:28.633
So you shouldn't have trouble to get
somebody fill an empty position.

0:25:29.000,0:25:31.767
I'm telling that people
are calling up telling us

0:25:31.833,0:25:33.967
they have qualifications and

0:25:34.400,0:25:36.200
they would like to do some work.

0:25:37.400,0:25:41.900
And I think that there are consultants
and advisors who can come in

0:25:42.170,0:25:45.067
and in short order
make some big difference,

0:25:45.350,0:25:48.670
big changes that help
the regular people.

0:25:49.067,0:25:51.633
So we've been talking
to Liz and she works

0:25:51.700,0:25:54.633
with Wintergreen
and Bill Winters, and...

0:25:54.700,0:25:57.060
-David Winters.
-Oh, I'm sorry, David Winters.

0:25:57.260,0:26:00.890
And he's the cute guy
I met late at times.

0:26:01.190,0:26:05.700
And so they're going to be here
on the 26th at least.

0:26:05.967,0:26:07.900
And we're going to be
in an annual meeting

0:26:07.967,0:26:10.133
for Consolidated Tomoka Land Company.

0:26:10.500,0:26:14.500
And I'm not... I've lost faith
in Clayton Parks.

0:26:14.567,0:26:18.100
So he might put something
in the paper about it but

0:26:18.467,0:26:21.000
Mr. Money said that he's got
a whole bunch of people

0:26:21.067,0:26:23.867
they don't stock and they're all going
to be there for the show

0:26:24.700,0:26:28.820
at the LPGA clubhouse
2 o' clock on the 26th.

0:26:29.333,0:26:32.333
Very good. We look forward
to seeing all of you then.

0:26:32.400,0:26:35.100
Thank you very much
and good luck from all of us.

0:26:35.467,0:26:37.300
Thank you very much.
Take care, Big John.

0:26:37.367,0:26:38.600
-Bye now.
-Bye.

0:26:39.240,0:26:40.700
All right, wasn't that nice?

0:26:40.767,0:26:43.300
All right. So sister should
be here momentarily

0:26:43.367,0:26:45.500
and Sarah should be here momentarily.

0:26:46.600,0:26:48.567
We're going to talk
about counseling agent,

0:26:48.633,0:26:50.800
so I'm going to take
a break right now.

0:26:51.267,0:26:54.067
And that was Liz
from Wintergreen Associates

0:26:54.133,0:26:55.433
or something like that,

0:26:55.667,0:26:59.633
who wanna take over the operations
of the board of Consolidated Tomoka.

0:26:59.700,0:27:02.533
And they're not even gonna fire
AllBright and Bob Patten.

0:27:03.233,0:27:04.967
They're just gonna
straighten things out.

ADDITIONAL INFORMATION

The participants in the proxy solicitation are Wintergreen Fund, Inc., Wintergreen Partners Fund, LP, Wintergreen Partners Offshore Master Fund, Ltd., Wintergreen Advisers, LLC, David J. Winters, Elizabeth N. Cohernour, Evan H. Ho and Edward W. Pollock.

WINTERGREEN ADVISERS, LLC STRONGLY ADVISES ALL SHAREHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

The proxy statement is available at no charge on the SEC's website at http://www.sec.gov. In addition, Morrow Sodali LLC will provide copies of the Proxy Statement without charge upon request. Requests for copies should be directed to:

Morrow Sodali LLC
Toll Free: 800‐662‐5200
Banks and Brokerage Firms Call Collect: 203‐658‐9400